UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2026

Vertex Pharmaceuticals Incorporated
(Exact name of registrant as specified in its charter)

Massachusetts	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	VRTX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On October 20, 2026, Daniel Brennan was appointed as a new member of the board of directors (the “Board”) of Vertex Pharmaceuticals Incorporated (the “Company”). In connection with the appointment of Mr. Brennan, the size of the Board was increased from ten to eleven members. Mr. Brennan also has joined our Audit and Finance Committee.

Mr. Brennan served as the Executive Vice President, Chief Financial Officer of Boston Scientific Corporation, a medical device and healthcare technology company, from January 2014 until his retirement in June 2025. He was the Senior Vice President, Corporate Controller from 2010 through 2013 and, prior to that role, he held various roles of increasing responsibility within the finance function from 1996 through 2009. Mr. Brennan has served on the board of directors of Waters Corporation, a publicly listed company focused on the development of analytical instruments and software, since November 2022, and he has served on the board of directors of Madrigal Pharmaceuticals, a publicly traded biopharmaceutical company, since August 2025. Mr. Brennan previously served on the board of directors of Nuance Corporation, a publicly traded communication company, until it was acquired by Microsoft Corporation in March 2022. He holds a B.S. in Finance and Investments and an M.B.A. from Babson College and is also a certified public accountant.

Upon joining the Board on October 20, 2026, Mr. Brennan received a $400,000 restricted stock unit award that will vest in October 2027. Additional information regarding compensation policies for non-employee directors can be found in Exhibit 10.45 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. There are no transactions involving the Company and Mr. Brennan that the Company would be required to report pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Brennan and any other persons pursuant to which Mr. Brennan was appointed to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: October 20, 2026	/s/ Joy Liu
Joy Liu
Executive Vice President, Chief Legal Officer